Securities and Exchange Commission

Washington, DC 20549

Form 8–K

CURRENT REPORT

Pursuant to Section13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2004

Sterling Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania		17601-4133

(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code (717) 581-6030

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On January 12, 2004, Sterling Financial Corporation entered into a definitive agreement to purchase Corporate Healthcare Strategies, Inc., doing business as the Stoudt Companies. A copy of the press release announcing the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Sterling has agreed to issue up to 338,461 shares of its common stock and pay $8,800,000 in cash to acquire Corporate Healthcare Strategies, Inc. Up to 30% of the merger consideration is subject to performance criteria for payment over the next four years.

Assuming that all conditions are satisfied without delay, it is anticipated that the effective date of the Merger will occur early in the second quarter of 2004.

Item 7. Financial Statements, Proforma Financial Information and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

99.1	Press Release of Registrant, dated January 13, 2004, Re: Registrant announces agreement to purchase Corporate Healthcare Strategies, d/b/a StoudtAdvisors

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION

By:	/s/ J. Roger Moyer, Jr.

J. Roger Moyer, Jr.
President and Chief Executive Officer

DATE     January 13, 2004

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EXHIBIT INDEX

		Page Number in Manually
Exhibit		Signed Original

99.1	Press Release of Registrant, dated January 13, 2004 Re: Registrant announces agreement to purchase StoudtAdvisors	5

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